Goodwill and intangible assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and intangible assets	Goodwill and intangible assets
Goodwill

The table below provides a breakdown of goodwill by business segment.

Goodwill by business segment (in millions)	Securities Services	Market and Wealth Services	Investment and Wealth Management	Consolidated
Balance at Dec. 31, 2020	$7,033	1,423	$9,040	$17,496
Acquisitions (dispositions)	87	12	(5)	94
Foreign currency translation	(58)	—	(20)	(78)
Balance at Dec. 31, 2021	$7,062	$1,435	$9,015	$17,512
Impairment losses	—	—	(680)	(680)
Dispositions	(13)	—	(434)	(447)
Foreign currency translation	(76)	(11)	(148)	(235)
Balance at Dec. 31, 2022
Goodwill	6,973	1,424	8,433	16,830
Accumulated impairment losses	—	—	(680)	(680)
Net goodwill	$6,973	$1,424	$7,753	$16,150

Total goodwill decreased in 2022 compared with 2021 primarily reflecting the goodwill impairment loss recorded in the third quarter of 2022, dispositions and foreign currency translation.

Goodwill impairment testing

The goodwill impairment test is performed at least annually at the reporting unit level. BNY Mellon’s business segments include six reporting units for which goodwill impairment testing is performed. As a result of the annual goodwill impairment test conducted in the second quarter of 2022, no goodwill impairment was recognized.

Determining the fair value of a reporting unit is subject to uncertainty as it is reliant on estimates of cash flows that extend far into the future, and, by their nature, are difficult to estimate over such an extended time frame. In the future, changes in the assumptions or the discount rate could produce a material non-cash goodwill impairment.

An interim test is performed when events or circumstances occur that may indicate that it is more likely than not that the fair value of any reporting unit may be less than its carrying value.

In the third quarter 2022, due to decreases in market values and the related outlook as well as increased market interest rates, we performed an interim goodwill impairment test of the Investment Management reporting unit which had $7.0 billion of allocated goodwill. The fair value of the Investment Management reporting unit was determined to be 7% below its carrying value, resulting in a goodwill impairment charge of $680 million. This goodwill impairment represents a non-cash charge and did not affect BNY Mellon’s liquidity position, tangible common equity or regulatory capital ratios. The cash flow estimates for the Investment Management reporting unit are impacted by projections of the level and mix of assets under management, market values, operating margins and long-term growth rates.

We determined the fair value of the Investment Management reporting unit using an income approach based on management’s projections as of Sept 30, 2022. The discount rate applied to these cash flows was 10.5% compared with the 10% discount rate used in the annual impairment test conducted in the second quarter of 2022. The increase was driven by a higher risk free rate. In the third quarter of 2022, we determined it was not necessary to perform an interim goodwill impairment test for our other reporting units.

In the fourth quarter of 2022, due to results of the third quarter 2022 interim impairment test and the macroeconomic conditions, we performed an additional interim goodwill impairment test of the Investment Management reporting unit, which had $6.0 billion of allocated goodwill after the sale of Alcentra on Nov. 1, 2022. No additional goodwill impairment was recognized.
Intangible assets

The table below provides a breakdown of intangible assets by business segment.

Intangible assets – net carrying amount by business segment (in millions)	Securities Services	Market and Wealth Services	Investment and Wealth Management	Other	Consolidated
Balance at Dec. 31, 2020	$194	$414	$1,555	$849	$3,012
Acquisitions (dispositions)	70	—	(6)	—	64
Amortization	(32)	(21)	(29)	—	(82)
Foreign currency translation	(2)	(1)	—	—	(3)
Balance at Dec. 31, 2021	$230	$392	$1,520	$849	$2,991
Disposition	—	—	(1)	—	(1)
Amortization	(33)	(8)	(26)	—	(67)
Foreign currency translation	(4)	—	(18)	—	(22)
Balance at Dec. 31, 2022	$193	$384	$1,475	$849	$2,901

Intangible assets decreased in 2022 compared with 2021, primarily reflecting amortization and foreign currency translation.

The table below provides a breakdown of intangible assets by type.

Intangible assets	Dec. 31, 2022				Dec. 31, 2021
(dollars in millions)	Gross carrying amount	Accumulated amortization	Net carrying amount	Remaining weighted- average amortization period	Gross carrying amount	Accumulated amortization	Net carrying amount
Subject to amortization: (a)
Customer contracts—Securities Services	$731	$(539)	$192	11 years	$747	$(518)	$229
Customer contracts—Market and Wealth Services	280	(267)	13	3 years	378	(356)	22
Customer relationships—Investment and Wealth Management	553	(461)	92	8 years	568	(456)	112
Other	41	(9)	32	14 years	47	(8)	39
Total subject to amortization	1,605	(1,276)	329	10 years	1,740	(1,338)	402
Not subject to amortization: (b)
Tradenames	1,290	N/A	1,290	N/A	1,294	N/A	1,294
Customer relationships	1,282	N/A	1,282	N/A	1,295	N/A	1,295
Total not subject to amortization	2,572	N/A	2,572	N/A	2,589	N/A	2,589
Total intangible assets	$4,177	$(1,276)	$2,901	N/A	$4,329	$(1,338)	$2,991
(a)    Excludes fully amortized intangible assets.
(b)    Intangible assets not subject to amortization have an indefinite life.
N/A – Not applicable.

Estimated annual amortization expense for current intangibles for the next five years is as follows:

For the year ended Dec. 31,	Estimated amortization expense (in millions)
2023	$57
2024	49
2025	43
2026	34
2027	28

Intangible asset impairment testing

Intangible assets not subject to amortization are tested for impairment annually or more often if events or circumstances indicate they may be impaired.